EXHIBIT 99.2

Supplemental Information For the three and nine months ended September 30, 2008 and 2007

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2008 and 2007

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 7
EBITDA, Operating Ratios and Earnings per Share	Page 8

Balance Sheet Data:
Comparative Balance Sheets	Page 9
Market Capitalization and Debt Coverage Ratios	Page 10
Consolidated Debt Schedule	Page 11
Consolidated Debt Maturities Schedule	Page 12
Joint Venture Debt and Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Core Same Mall Portfolio Statistics by Asset Category Held-for-Investment	Page 16
Mall Assets Including Assets Held-for-Sale and Newly Acquired Malls - Statistics	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development and Redevelopment Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended September 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$47,419	$1,981	$49,400	$45,960	$4,222	$50,182
Percentage rents	1,455	35	1,490	1,339	5	1,344
Tenant reimbursements	22,845	817	23,662	21,618	2,416	24,034
Out parcel sales	5,000	-	5,000	235	-	235
Other (see components on page 3)	4,700	133	4,833	4,303	613	4,916
Total Revenues	81,419	2,966	84,385	73,455	7,256	80,711

Expenses:
Property operating expenses	(16,691)	(1,534)	(18,225)	(15,471)	(2,680)	(18,151)
Real estate taxes	(8,489)	(379)	(8,868)	(7,610)	(1,387)	(8,997)
	(25,180)	(1,913)	(27,093)	(23,081)	(4,067)	(27,148)
Provision for credit losses	(1,309)	(413)	(1,722)	(946)	(722)	(1,668)
Other operating expenses (see components on page 4)	(1,813)	(170)	(1,983)	(1,296)	(327)	(1,623)
Cost related to sales of out parcels	(4,858)	-	(4,858)	(18)	-	(18)
Real estate depreciation and amortization	(20,677)	-	(20,677)	(17,054)	(788)	(17,842)
Non-real estate depreciation and amortization	(538)	-	(538)	(432)	(6)	(438)
General and administrative	(4,473)	-	(4,473)	(3,802)	(32)	(3,834)
Total Expenses	(58,848)	(2,496)	(61,344)	(46,629)	(5,942)	(52,571)

Operating Income	22,571	470	23,041	26,826	1,314	28,140

Interest income	262	7	269	220	44	264
Interest expense	(20,242)	(1,354)	(21,596)	(21,140)	(1,405)	(22,545)
Loan fee amortization	(481)	(18)	(499)	(472)	(20)	(492)
Equity in (loss) income of unconsolidated entities	(299)	-	(299)	164	-	164
Income before minority interest and discontinued operations	1,811	(895)	916	5,598	(67)	5,531
Minority interest in operating partnership	-	-	-	(3,665)	-	(3,665)
Income from continuing operations	1,811	(895)	916	1,933	(67)	1,866
Discontinued Operations:
Gain on sales of properties	-	-	-	48,784	-	48,784
Impairment Adjustment	-	-	-	102	-	102
Loss from operations	(895)	895	-	(67)	67	-
Net income	916	-	916	50,752	-	50,752
Preferred stock dividends	(4,360)	-	(4,360)	(4,360)	-	(4,360)
Net (loss) income to common shareholders	$(3,444)	$-	$(3,444)	$46,392	$-	$46,392

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Nine Months Ended September 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$144,385	$6,568	$150,953	$136,778	$20,150	$156,928
Percentage rents	3,728	143	3,871	3,749	272	4,021
Tenant reimbursements	68,689	2,397	71,086	63,828	9,619	73,447
Out parcel sales	6,060	-	6,060	1,235	-	1,235
Other (see components on page 3)	14,318	398	14,716	11,994	1,723	13,717
Total Revenues	237,180	9,506	246,686	217,584	31,764	249,348

Expenses:
Property operating expenses	(49,590)	(4,562)	(54,152)	(46,478)	(10,929)	(57,407)
Real estate taxes	(25,918)	(855)	(26,773)	(23,738)	(4,529)	(28,267)
	(75,508)	(5,417)	(80,925)	(70,216)	(15,458)	(85,674)
Provision for credit losses	(4,318)	(1,718)	(6,036)	(2,569)	(1,937)	(4,506)
Other operating expenses (see components on page 4)	(5,803)	(472)	(6,275)	(5,408)	(892)	(6,300)
Cost related to sales of out parcels	(5,177)	-	(5,177)	(136)	(7)	(143)
Real estate depreciation and amortization	(59,129)	-	(59,129)	(52,307)	(2,365)	(54,672)
Non-real estate depreciation and amortization	(1,538)	-	(1,538)	(1,236)	(20)	(1,256)
General and administrative	(13,048)	(14)	(13,062)	(12,385)	(79)	(12,464)
Total Expenses	(164,521)	(7,621)	(172,142)	(144,257)	(20,758)	(165,015)

Operating Income	72,659	1,885	74,544	73,327	11,006	84,333

Interest income	791	34	825	459	154	613
Interest expense	(60,568)	(3,761)	(64,329)	(65,448)	(5,883)	(71,331)
Loan fee amortization	(1,409)	(52)	(1,461)	(1,415)	(138)	(1,553)
Equity in (Loss) income of unconsolidated entities	(144)	-	(144)	1,557	-	1,557
Income before minority interest and discontinued operations	11,329	(1,894)	9,435	8,480	5,139	13,619
Minority interest in operating partnership	-	-	-	(3,317)	-	(3,317)
Income from continuing operations	11,329	(1,894)	9,435	5,163	5,139	10,302
Discontinued Operations:
Gain on sales of properties	1,252	-	1,252	47,349	-	47,349
Impairment losses - real estate assets	-	-	-	(2,350)	-	(2,350)
Loss (income) from operations	(1,894)	1,894	-	5,139	(5,139)	-
Net income	10,687	-	10,687	55,301	-	55,301
Preferred stock dividends	(13,078)	-	(13,078)	(13,078)	-	(13,078)
Net (loss) income to common shareholders	$(2,391)	$-	$(2,391)	$42,223	$-	$42,223

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended September 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$47,829	$1,975	$49,804	$45,950	$4,245	$50,195
Termination income	83	-	83	211	17	228
Straight-line rents	(493)	6	(487)	(201)	(40)	(241)
Total Minimum Rents	$47,419	$1,981	$49,400	$45,960	$4,222	$50,182

Components of Other Revenue:
Fee income	$1,005	$-	$1,005	$648	$-	$648
Specialty leasing and sponsorship income	2,652	90	2,742	2,466	217	2,683
Other	1,043	43	1,086	1,189	396	1,585
Total Other Revenue	$4,700	$133	$4,833	$4,303	$613	$4,916

	Nine Months Ended September 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$144,184	$6,468	$150,652	$136,707	$19,960	$156,667
Termination income	1,209	30	1,239	961	441	1,402
Straight-line rents	(1,008)	70	(938)	(890)	(251)	(1,141)
Total Minimum Rents	$144,385	$6,568	$150,953	$136,778	$20,150	$156,928

Components of Other Revenue:
Fee income	$3,411	$-	$3,411	$1,514	$-	$1,514
Specialty leasing and sponsorship income	7,346	290	7,636	6,797	1,172	7,969
Other	3,561	108	3,669	3,683	551	4,234
Total Other Revenue	$14,318	$398	$14,716	$11,994	$1,723	$13,717

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended September 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$220	$-	$220	$-	$-	$-
Discontinued development write offs	-	-	-	42	-	42
Speciality leasing costs	395	72	467	431	76	507
Other	1,198	98	1,296	823	251	1,074
Total Other Operating Expenses	$1,813	$170	$1,983	$1,296	$327	$1,623

	Nine Months Ended September 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$578	$-	$578	$-	$-	$-
Discontinued development write offs	326	-	326	1,076		1,076
Speciality leasing costs	1,319	199	1,518	1,242	347	1,589
Other	3,580	273	3,853	3,090	545	3,635
Total Other Operating Expenses	$5,803	$472	$6,275	$5,408	$892	$6,300

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2008		For the Three Months Ended September 30, 2007
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$8,400	$4,367	$8,684	$4,516
Operating expenses	(4,666)	(2,426)	(4,587)	(2,386)
Net operating income	3,734	1,941	4,097	2,130
Depreciation and amortization	(2,973)	(1,546)	(2,168)	(1,127)
Other expenses, net	(4)	(2)	(20)	(11)
Interest expense, net	(1,323)	(688)	(1,585)	(824)
Net (loss) income	(566)	(295)	324	168
Preferred dividend	(8)	(4)	(8)	(4)
Net (loss) income available to partnership	$(574)	$(299)	$316	$164

GPLP's share of (loss) income from investment in joint ventures	$(299)		$164

	For the Nine Months Ended September 30, 2008		For the Nine Months Ended September 30, 2007
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$24,887	$12,940	$26,549	$13,805
Operating expenses	(13,059)	(6,790)	(12,027)	(6,253)
Net operating income	11,828	6,150	14,522	7,552
Depreciation and amortization	(7,231)	(3,760)	(6,612)	(3,438)
Other expenses, net	(13)	(7)	(27)	(14)
Interest expense, net	(4,837)	(2,515)	(4,867)	(2,531)
Net (loss) income	(253)	(132)	3,016	1,569
Preferred dividend	(23)	(12)	(23)	(12)
Net (loss) income available to partnership	$(276)	$(144)	$2,993	$1,557

GPLP's share of (loss) income from investment in joint ventures	$(144)		$1,557

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2008				2007
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net (loss) income available to common shareholders	$(261)	$1,314	$(3,444)	$(2,391)	$1,108	$(5,277)	$46,392	$(21,303)	$20,920
Real estate depreciation and amortization	19,088	19,364	20,677	59,129	17,259	19,571	17,842	20,386	75,058
Equity in (income) loss of unconsolidated entities	(203)	48	299	144	(117)	(1,276)	(164)	424	(1,133)
Pro-rata share of joint venture funds from operations	1,272	1,063	1,230	3,565	1,301	2,388	1,281	1,294	6,264
Minority interest in operating partnership	-	-	-	-	83	(431)	3,665	(1,682)	1,635
(Gain) loss on sales of properties	-	(1,252)	-	(1,252)	362	1,073	(48,784)	-	(47,349)
FFO	$19,896	$20,537	$18,762	$59,195	$19,996	$16,048	$20,232	$(881)	$55,395

Adjusted Funds from Operations:
FFO	$19,896	$20,537	$18,762	$59,195	$19,996	$16,048	$20,232	$(881)	$55,395
Add back: impairment adjustments and defeasance costs	-	-	-	-	-	2,452	(300)	28,028	30,180
Adjusted Funds from Operations:	$19,896	$20,537	$18,762	$59,195	$19,996	$18,500	$19,932	$27,147	$85,575

Weighted average common shares outstanding - diluted (including common stock equivalents)	40,701	40,790	40,783	40,757	40,326	40,548	40,741	40,701	40,542

FFO per diluted share	$0.49	$0.50	$0.46	$1.45	$0.50	$0.40	$0.50	$(0.02)	$1.37
Add back impairment losses/ (gains) and defeasance costs	-	-	-	-	-	0.06	(0.01)	0.69	0.74
Adjusted FFO per diluted share	$0.49	$0.50	$0.46	$1.45	$0.50	$0.46	$0.49	$0.67	$2.11

	2008				2007
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.3200	$0.3200	$0.3200	$0.9600	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	65.5%	63.6%	69.6%	66.1%	97.0%	105.4%	98.3%	72.1%	91.1%

	2008				2007
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,217	$1,478	$1,321	$4,016	$1,297	$1,593	$1,475	$1,612	$5,977
Straight-line adjustment as decrease to minimum rents	$(236)	$(215)	$(487)	$(938)	$(471)	$(430)	$(241)	$(581)	$(1,723)
Fair value of debt amortized as reduction to interest expense	$42	$42	$42	$126	$107	$107	$107	$42	$363
Intangible and inducement amortization as a net increase (decrease) to base rents	$242	$338	$(187)	$393	$5	$(101)	$(75)	$359	$188
Discontinued development write-off's	$326	$-	$-	$326	$14	$1,020	$42	$152	$1,228
Impairment adjustments	$-	$-	$-	$-	$-	$2,452	$(102)	$28,028	$30,378

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2008				2007
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net income (loss) available to partnership	$390	$(92)	$(574)	$(276)	$225	$2,452	$316	$(815)	$2,178
Real estate depreciation and amortization	2,055	2,136	2,939	7,130	2,276	2,138	2,148	3,302	9,864
FFO	$2,445	$2,044	$2,365	$6,854	$2,501	$4,590	$2,464	$2,487	$12,042

Pro-rata share of joint venture funds from operations	$1,272	$1,063	$1,230	$3,565	$1,301	$2,388	$1,281	$1,294	$6,264

	2008				2007
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to minimum rents	$48	$23	$50	$121	$95	$84	$26	$(46)	$159
Fair value of debt amortized as increase to interest expense	$25	$26	$-	$51	$25	$26	$25	$26	$102
Intangible amortization as an increase to minimum rents	$286	$258	$446	$990	$405	$495	$366	$354	$1,620

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2008				2007
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$4,098	$5,673	$916	$10,687	$5,467	$(918)	$50,752	$(16,944)	$38,357
Interest expense and costs to defease debt (continuing and discontinued operations)	21,701	21,032	21,596	64,329	24,139	24,647	22,545	22,159	93,490
Loan fee amortization (continuing and discontinued operations)	469	493	499	1,461	540	521	492	471	2,024
Taxes (continuing and discontinued operations)	226	322	273	821	334	240	241	100	915
Depreciation and amortization (continuing and discontinued operations)	19,554	19,898	21,215	60,667	17,654	19,994	18,280	20,842	76,770
EBITDA	46,048	47,418	44,499	137,965	48,134	44,484	92,310	26,628	211,556
Minority interest in operating partnership	-	-	-	-	83	(431)	3,665	(1,682)	1,635
(Gain) loss on sales of properties and properties held for sale and impairment charges	-	(1,252)	-	(1,252)	362	3,525	(48,886)	28,028	(16,971)
Adjusted EBITDA	$46,048	$46,166	$44,499	$136,713	$48,579	$47,578	$47,089	$52,974	$196,220

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	5.3%	5.7%	5.5%	5.5%	6.3%	5.6%	5.2%	4.8%	5.5%
Tenant reimbursements / (real estate taxes + property operating expenses)	90.8%	91.4%	90.7%	91.0%	91.7%	87.3%	93.7%	95.8%	92.2%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	89.4%	86.8%	87.3%	87.8%	86.6%	82.2%	88.5%	91.2%	87.0%

Earnings per Share:
Weighted average common shares outstanding - basic	37,580	37,598	37,608	37,595	36,803	36,998	37,551	37,567	37,232
Weighted average common shares outstanding - diluted	40,701	40,790	37,608	37,595	39,799	40,548	40,741	40,701	40,228

Earnings per share - basic	$(0.01)	$0.03	$(0.09)	$(0.06)	$0.03	$(0.14)	$1.24	$(0.57)	$0.56

Earnings per share - diluted	$(0.01)	$0.03	$(0.09)	$(0.06)	$0.03	$(0.14)	$1.23	$(0.56)	$0.56

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2008			2007
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$241,108	$241,569	$243,569	$240,156
Building, improvements and equipment	1,710,134	1,714,109	1,751,018	1,703,491
Developments in progress	103,603	122,608	105,916	96,054
	2,054,845	2,078,286	2,100,503	2,039,701
Less accumulated depreciation	517,070	534,588	552,331	500,710
Net property and equipment	1,537,775	1,543,698	1,548,172	1,538,991

Deferred leasing costs, net	18,718	18,645	19,098	19,225
Investment in and advances to unconsolidated real estate entities	91,233	85,578	117,665	83,116
Real estate assets held-for-sale	70,246	63,034	63,138	68,671
Net investment in real estate	1,717,972	1,710,955	1,748,073	1,710,003

Cash and cash equivalents	15,175	11,097	12,636	22,147
Non-real estate assets associated with discontinued operations	3,735	2,879	3,316	5,002
Restricted cash	12,725	11,361	14,851	14,217
Tenant accounts receivable, net	36,755	35,009	34,018	39,475
Deferred expenses, net	7,016	7,657	7,162	5,915
Prepaid and other assets	36,444	35,458	35,983	34,188
Total Assets	$1,829,822	$1,814,416	$1,856,039	$1,830,947

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,166,493	$1,204,659	$1,200,512	$1,170,669
Mortgage notes payable associated with discontinued operations	72,680	72,457	72,229	81,541
Notes payable	338,000	297,000	354,036	300,000
Other liabilities associated with discontinued operations	1,812	1,427	1,924	2,763
Accounts payable and accrued expenses	58,552	56,107	60,801	62,969
Distributions payable	17,406	17,408	17,410	23,915
Total Liabilities	1,654,943	1,649,058	1,706,912	1,641,857

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000
Common shares of beneficial interest	378	378	378	377
Additional paid-in capital	563,311	563,628	563,912	563,460
Distributions in excess of accumulated earnings	(597,728)	(609,266)	(625,817)	(584,343)
Other comprehensive (loss ) income	(1,082)	618	654	(404)
Total Shareholders' Equity	174,879	165,358	149,127	189,090

Total Liabilities and Shareholders' Equity	$1,829,822	$1,814,416	$1,856,039	$1,830,947

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2008				2007
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$11.96	$11.18	$10.44	$10.44	$27.02	$25.00	$23.50	$14.29	$14.29

Market Capitalization Ratio:
Common shares outstanding	37,784	37,790	37,797	37,797	37,104	37,113	37,674	37,687	37,687
Operating partnership units outstanding	2,988	2,988	2,988	2,988	2,996	2,996	2,996	2,988	2,988
Total common shares and units outstanding at end of period	40,772	40,778	40,785	40,785	40,100	40,109	40,670	40,675	40,675

Valuation - Common shares and operating partnership units outstanding	$487,633	$455,898	$425,795	$425,795	$1,083,502	$1,002,725	$955,745	$581,246	$581,246
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,577,173	1,574,116	1,626,777	1,626,777	1,594,184	1,615,779	1,460,089	1,552,210	1,552,210
Total market capitalization	$2,274,806	$2,240,014	$2,262,572	$2,262,572	$2,887,686	$2,828,504	$2,625,834	$2,343,456	$2,343,456

Debt / Market capitalization	69.3%	70.3%	71.9%	71.9%	55.2%	57.1%	55.6%	66.2%	66.2%
Debt / Gross asset value (1)	65.8%	65.7%	66.3%	66.3%	65.5%	66.4%	63.3%	65.2%	65.2%
Debt / Market capitalization including pro-rata share of joint ventures	70.2%	71.3%	72.7%	72.7%	56.2%	58.1%	56.6%	67.1%	67.1%

Debt Coverage Ratios:
Interest coverage ratio	2.1	2.2	2.1	2.1	2.0	1.9	2.1	2.4	2.1
(Adjusted EBITDA from page 8 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.8	1.8	1.7	1.8	1.7	1.6	1.7	2.0	1.8
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sep. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2008	2007	2008	2007	Terms	Terms	at Maturity	Maturity
Charlotte Eastland Mall, LLC (p) (q)	$42,229	$42,907	13.50%	7.84%	(g)	(a)	$42,302	(g)
Morgantown Mall Associates L.P.	50,740	51,503	10.94%	6.89%	(h)	(a)	$50,823	(h)
GM Olathe, LLC (p) (q)	30,000	30,000	4.30%	6.35%	(m)	(b)	$30,000	January 12, 2009
Grand Central L.P.	46,362	47,001	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	37,959	38,323	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	39,568	39,969	8.20%	8.20%	(n)	(a)	$38,543	(i)
Catalina Partners, LP	42,250	-	4.72%		(o)	(b)	$42,250	April 23, 2011
Glimcher Ashland Venture, LLC	23,850	24,273	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	54,270	54,983	8.27%	8.27%	(n)	(a)	$49,864	(j)
Glimcher WestShore, LLC	92,362	93,624	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	137,804	139,692	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	129,373	131,069	5.42%	5.42%	(n)	(a)	$116,922	(k)
JG Elizabeth, LLC	153,989	156,082	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	106,157	107,499	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher Supermall Venture, LLC	57,925	58,624	7.54%	7.54%	(n)	(a)	$49,969	(l)
Glimcher Merritt Square, LLC	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(d)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	43,000	5.87%	5.87%		(e)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(f)	$19,000	November 1, 2028
	1,273,838	1,244,549
Other
Fair Value Adjustment - Polaris Center, LLC	715	1,036
Fair Value Adjustment - Glimcher Merritt Square, LLC	(1,812)	(2,009)
Extinguished Debt	-	8,634			(r)

Total Mortgage Notes Payable	$1,272,741	$1,252,210

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(e)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(f)	The loan requires semi-annual payments of interest.
(g)	The loan matures in September 2028, with an optional prepayment (without penalty) date of September 11, 2008.
The Company elected not to prepay this nonrecourse loan while discussions with the loan servicer were still ongoing.
The 13.50% interest rate went into effect after the optional prepayment date. Thus far, the Company only incurred one month of interest at this rate.
(h)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
The Company elected not to prepay the loan until the new financing on Morgantown Mall was in place, which occurred on October 14, 2008.
The 10.94% interest rate went into effect after the optional prepayment date. The Company only incurred one month of interest at this rate.
(i)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(j)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(k)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(l)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(m)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 4.30% and 6.35% at September 30, 2008 and December 31, 2007, respectively.
(n)	Interest rate escalates after optional prepayment date.
(o)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 4.72% at September 30, 2008.
(p)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2007.
(q)	Mortgage notes payable associated with properties held-for-sale as of September 30, 2008.
(r)	Interest rate of 7.41% at December 31, 2007.

CONSOLIDATED DEBT MATURITIES SCHEDULE
(dollars in thousands)

	Balance
Description	9/30/2008	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
Charlotte Eastland Mall, LLC	$42,229	$42,229	-	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP (a)	50,740	50,740	-	-	-	-	-	-	-	-	-
$70M Protected Credit Facility (b)	70,000	-	$70,000	-	-	-	-	-	-	-	-
GM Olathe LLC (b)	30,000	-	30,000	-	-	-	-	-	-	-	-
Grand Central, LP	46,362	227	46,135	-	-	-	-	-	-	-	-
Johnson City Venture, LLC	37,959	132	549	$37,278	-	-	-	-	-	-	-
Polaris Center, LLC	39,568	145	604	38,819	-	-	-	-	-	-	-
Catalina Partners, LP (b)	42,250	-	-	-	$42,250	-	-	-	-	-	-
Glimcher Ashland Venture, LLC	23,850	149	620	668	22,413	-	-	-	-	-	-
Dayton Mall Venture, LLC	54,270	256	1,066	1,159	1,260	$50,529	-	-	-	-	-
Glimcher WestShore, LLC	92,362	440	1,807	1,902	2,003	86,210	-	-	-	-	-
PFP Columbus, LLC	137,804	660	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC	129,373	594	2,439	2,577	2,722	2,856	118,185	-	-	-	-
JG Elizabeth, LLC	153,989	729	2,986	3,135	3,292	3,437	3,629	$136,781	-	-	-
MFC Beavercreek, LLC	106,157	471	1,933	2,043	2,159	2,265	2,409	94,877	-	-	-
Glimcher SuperMall Venture, LLC	57,925	250	1,037	1,119	1,208	1,292	1,406	1,517	$50,096	-	-
Glimcher Merritt Square, LLC	57,000	-	-	185	756	790	843	889	53,537	-	-
RVM Glimcher, LLC	50,000	-	566	649	686	719	768	815	863	$44,934	-
WTM Glimcher LLC	60,000	-	-	-	-	-	-	-	-	60,000	-
EM Columbus II LLC	43,000	-	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes and Fixed Rate Notes Payable (c)	1,343,838	97,022	162,956	92,926	82,330	151,850	253,296	235,559	105,218	143,681	19,000

Credit Facility - unhedged portion	284,036	-	284,036	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	284,036	-	284,036	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	715	107	428	180	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Glimcher Merritt Square, LLC	(1,812)	(66)	(264)	(264)	(264)	(264)	(264)	(264)	(162)

Total Debt	$1,626,777	$97,063	$447,156	$92,842	$82,066	$151,586	$253,032	$235,295	$105,056	$143,681	$19,000

(a) The Company paid this loan off on October 14, 2008
(b) Interest rates are fixed through various interest rate swap agreements
(c) Weighted Average interest rate for the fixed rate debt was 6.38% as of September 30, 2008 with a weighted average maturity of 4.3 years.

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	9/30/2008	Terms	Maturity	9/30/2008	2008	2009	2010	2011

Joint Venture Mortgages

Fixed Rate Mortgages
Tulsa Promenade, LLC	6.52%	(a)	March 14, 2009	$35,000	$-	$35,000	-	-
Puente Hills Mall, LLC	5.61%	(b)	June 1, 2010	45,000	-		$45,000
Kierland Crossing, LLC	5.44%	(c)	May 29, 2011	39,612	-	-	-	$39,612
Total Fixed Rate Mortgages				119,612	-	35,000	45,000	39,612

Variable Rate Mortgages
Surprise Peripheral Venture, LLC	4.21%	(d)	October 1, 2009	4,517	-	4,517	-	-
Kierland Crossing, LLC	3.96%	(c)	May 29, 2011	3,738	-	-	-	3,738
Total Variable Rate Mortgages				8,255	-	4,517	-	3,738

Total Joint Venture Mortgages				$127,867	$-	$39,517	$45,000	$43,350

Joint Venture Debt (Pro Rata Share)				$65,534	$-	$20,459	$23,400	$21,675

(a) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) Interest rate of LIBOR plus 150 basis points, loan requires monthly payments of interest only. Approximately 70% of the outstanding loan amount is fixed with a swap.
(d) Interest rate of LIBOR plus 175 basis points, loan requires monthly payments of interest only.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007

Wholly-owned Malls:
Mall Anchors	98.2%	97.0%	97.5%	97.2%	94.1%
Mall Stores	90.9%	90.5%	90.9%	92.9%	91.6%
Total Consolidated Mall Portfolio	95.5%	94.5%	95.0%	95.6%	93.2%

Mall Portfolio including Joint Ventures:
Mall Anchors	97.9%	97.1%	97.5%	97.3%	94.6%
Mall Stores	90.6%	90.2%	90.8%	92.7%	91.3%
Total Mall Portfolio	95.2%	94.5%	95.0%	95.6%	93.4%

Core Mall Portfolio (2)
Mall Anchors	98.1%	97.3%	97.7%	97.7%	96.5%
Mall Stores	92.6%	92.2%	92.8%	94.4%	93.5%
Total Mall Portfolio	96.1%	95.4%	95.9%	96.5%	95.4%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Comparable malls including joint ventures and excluding malls held-for-sale and malls acquired within the last 12 months.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the nine months ended September 30, 2008:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	380,088	50,000	430,088	$7.18	$10.00	$7.51	$6.34
Mall Stores	307,208	380,928	688,136	$31.88	$29.42	$30.64	$30.81

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and nine months ended September 30, 2008, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended September 30, 2008
Mall Anchors	61,811	-	61,811	$10.23	$3.90	$-	$-	$10.23	$3.90	162%
Mall Stores	49,267	82,605	131,872	$22.49	$18.70	$33.49	$28.17	$29.38	$24.63	19%

Nine months ended September 30, 2008
Mall Anchors	61,811	50,000	111,811	$10.23	$3.90	$10.00	$10.00	$10.13	$6.63	53%
Mall Stores	114,334	273,156	387,490	$26.94	$22.24	$29.02	$25.47	$28.40	$24.52	16%

CORE SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
HELD FOR INVESTMENT
as of September 30, 2008

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) September 2008	Avg. Mall Store Sales PSF (1) September 2007	Mall Store Occupancy 09/30/2008	Mall Store Occupancy 09/30/2007	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,304,867
Lloyd Center	Portland, OR	23	1,442,019
Mall at Fairfield Commons	Dayton, OH	59	1,138,273
Mall at Johnson City	Johnson City, TN	>100	544,591
Polaris Fashion Place	Columbus, OH	32	1,432,447
Weberstown Mall	Stockton, CA	76	858,488
WestShore Plaza	Tampa, FL	19	1,059,112
			7,779,797	$443	$435	95.7%	96.3%	57%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) September 2008	Avg. Mall Store Sales PSF (1) September 2007	Mall Store Occupancy 09/30/2008	Mall Store Occupancy 09/30/2007	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	384,117
Colonial Park Mall	Harrisburg, PA	94	743,696
Dayton Mall	Dayton, OH	59	1,416,860
Eastland Mall (OH)	Columbus, OH	32	793,878
Grand Central Mall	Parkersburg, WV	>100	909,591
Indian Mound Mall	Columbus, OH	32	557,984
Morgantown Mall	Morgantown, WV	>100	557,900
New Towne Mall	New Philadelphia, OH	>100	513,145
Northtown Mall	Minneapolis, MN	16	719,926
Puente Hills Mall (3)	Los Angeles, CA	2	1,180,488
River Valley Mall	Columbus, OH	32	582,322
Supermall of the Great NW	Seattle, WA	15	942,835
Tulsa Promenade (3)	Tulsa, OK	53	926,288
			10,229,030	$291	$304	90.1%	91.2%	43%

TOTAL COMPARABLE CORE MALLS - HELD FOR INVESTMENT			18,008,827	$363	$367	92.6%	93.5%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the nine months ended September 30, 2008
(3) Company has a 52% ownership interest in this Mall through a joint venture

MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING ASSETS HELD FOR SALE AND NEWLY ACQUIRED MALLS
as of September 30, 2008

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) September 2008	Avg. Mall Store Sales PSF (1) September 2007	Mall Store Occupancy 09/30/2008	Mall Store Occupancy 09/30/2007

TOTAL COMPARABLE CORE MALLS - HELD FOR INVESTMENT (from page 16)			18,008,827	$363	$367	92.6%	93.5%

NON COMPARABLE ASSETS

Sold after September 30, 2007
Northwest Mall (2)	Houston, TX	6	n/a

Acquired after September 30, 2007
Merritt Square Mall (3)	Merritt Island, FL	27	819,905

Assets Held For Sale
Eastland Mall (NC)	Charlotte, NC	35	1,060,493
Great Mall of the Great Plains	Kansas City, KS	29	782,038

TOTAL ASSETS HELD FOR SALE AND NON COMPARABLE			2,662,436	$246	$231	76.7%	75.7%

TOTAL MALLS ASSETS INCLUDING ASSETS HELD FOR SALE			20,671,263	$354	$359	90.6%	91.3%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Mall was sold in 2007
(3) Mall acquired in October 2007.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2008

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	28	412,916	$6,644,592	3.1%
Limited Brands, Inc.	42	187,473	4,768,160	2.3%
Foot Locker, Inc.	48	193,674	4,664,410	2.2%
Sterling, Inc.	38	69,222	4,558,593	2.2%
AMC Theater	2	148,344	4,189,000	2.0%
Burlington Coat Factory	7	554,839	3,813,612	1.8%
Bon Ton	11	1,126,171	3,510,504	1.7%
JCPenney Company, Inc.	18	1,883,490	3,392,640	1.6%
Sears Holding Corporation	22	2,692,023	2,908,480	1.4%
Zales Corporation	35	31,679	2,763,980	1.3%
Genesco, Inc.	47	69,474	2,708,262	1.3%
Luxottica Group	35	82,826	2,668,235	1.3%
American Eagle Outfitters	19	108,972	2,649,959	1.3%
Saks Incorporated	4	229,843	2,430,954	1.1%
Finish Line, Inc.	23	125,746	2,424,772	1.1%

Total tenants representing > 1.0%	379	7,916,692	$54,096,153	25.7%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2008

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	187,473	$4,768,160	2.3%
Foot Locker, Inc.	48	193,674	$4,664,410	2.3%
Sterling, Inc.	37	63,442	$4,472,353	2.2%
Gap, Inc.	22	247,443	$4,147,043	2.0%
Zales Corporation	35	31,679	$2,763,980	1.4%
Genesco, Inc.	47	69,474	$2,708,262	1.3%
Luxottica Group	35	82,826	$2,668,235	1.3%
American Eagle Outfitters	19	108,972	$2,649,959	1.3%
Finish Line, Inc.	23	125,746	$2,424,772	1.2%
Claire's Boutique	34	46,120	$2,066,975	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corporation	18	2,504,881	$1,763,810	12.1%
JCPenney Company, Inc.	15	1,842,688	$3,392,640	8.9%
Macy's, Inc.	9	1,693,944	$255,000	8.2%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,510,504	5.4%
Dillard's	4	681,925	$-	3.3%
Belks	6	576,531	$1,894,752	2.8%
Burlington Coat Factory	7	554,839	$3,813,612	2.7%
Steve & Barry's	7	319,615	$2,002,011	1.5%
Saks Incorporated	3	228,156	$2,360,100	1.1%
Boscov's	1	182,609	$-	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2008

Mall Portfolio

					Percent of						Percent of
		Anchor	Store	Total	Occupied				Anchor	Store	Annualized
		Square	Square	Square	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Feet	Feet	Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring (2)	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2008	204	107,079	382,523	489,602	2.5%	$990,360	$8,682,176	$9,672,536	$9.25	$28.96	4.7%
2009	500	439,564	1,246,231	1,685,795	8.6%	2,240,913	23,553,534	25,794,447	$9.85	$21.02	12.7%
2010	338	1,131,898	928,551	2,060,449	10.5%	7,794,963	21,492,578	29,287,541	$7.44	$27.43	14.4%
2011	334	1,807,230	815,209	2,622,439	13.3%	7,117,102	23,784,545	30,901,647	$4.66	$31.23	15.2%
2012	223	948,094	645,168	1,593,262	8.1%	3,607,092	17,795,180	21,402,272	$4.71	$29.59	10.5%
Thereafter	804	8,337,053	2,886,611	11,223,664	57.0%	24,992,275	61,774,356	86,766,631	$6.77	$25.05	42.6%
	2,403	12,770,918	6,904,293	19,675,211	100.0%	$46,742,705	$157,082,369	$203,825,074	$6.34	$26.03	100.0%

Community Center Portfolio

					Percent of						Percent of
		Anchor	Store	Total	Occupied				Anchor	Store	Annualized
		Square	Square	Square	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Feet	Feet	Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2008	5	-	12,917	12,917	1.9%	$-	$194,393	$194,393	$-	$15.05	2.5%
2009	14	-	47,650	47,650	7.0%	-	839,050	839,050	$-	$17.61	10.8%
2010	17	70,850	79,301	150,151	22.2%	763,751	1,427,274	2,191,025	$10.78	$19.74	28.1%
2011	1	-	1,500	1,500	0.2%	-	21,000	21,000	$-	$14.00	0.3%
2012	2	-	5,792	5,792	0.9%	-	216,592	216,592	$-	$37.40	2.8%
Thereafter	20	402,713	55,723	458,436	67.8%	3,410,589	918,384	4,328,973	$8.47	$17.42	55.5%
	59	473,563	202,883	676,446	100.0%	$4,174,340	$3,616,693	$7,791,033	$8.81	$18.75	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned (including assets held-for-sale) and joint venture properties.
(2) The 2008 anchor lease expirations relate to the three rejected Steve & Barry's stores that closed September 2008.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended September 30, 2008			Three months ended September 30, 2007

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2008	Share	Total	2007	Share	Total

New developments	$236	$11,467	$11,703	$102	$1,358	$1,460

Redevelopment projects	$23,308	$34	$23,342	$11,651	$255	$11,906

Renovation with no incremental GLA	$184	$5	$189	$200	$863	$1,063

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$-	$-	$-	$1,128	$3	$1,131
Non-anchor stores	3,353	24	3,377	5,119	125	5,244
Operational capital expenditures	770	185	955	2,071	118	2,189
Total Property Capital Expenditures	$4,123	$209	$4,332	$8,318	$246	$8,564

	Nine months ended September 30, 2008			Nine months ended September 30, 2007

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2008	Share	Total	2007	Share	Total

New developments	$415	$30,995	$31,410	$375	$2,762	$3,137

Redevelopment projects	$52,884	$306	$53,190	$34,848	$385	$35,233

Renovation with no incremental GLA	$212	$187	$399	$11,589	$6,009	$17,598

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$993	$-	$993	$2,021	$13	$2,034
Non-anchor replacement	6,908	446	7,354	12,186	144	12,330
Operational capital expenditures	2,413	353	2,766	3,451	274	3,725
Total Property Capital Expenditures	$10,314	$799	$11,113	$17,658	$431	$18,089

DEVELOPMENT AND REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 09/30/2008 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$31,500	Phase 1 Q1-2009 through Q4-2009	8%
Scottsdale, Arizona	620,000 square feet lifestyle center

PROPERTY REDEVELOPMENT:
Polaris Fashion Place	Lifestyle Expansion	$52,000	100%	$52,000	$36,000	Q4-2008 through Q1-2009	8%
Columbus, Ohio

Total Development and Redevlopment		$302,000		$177,000	$67,500

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.